Exhibit 10.43

STOCK AND WARRANT PURCHASE AGREEMENT

BIOTIME, INC.

2,200,000 Units

Each Unit Consisting of One Common Share
and
One Common Share Purchase Warrant

Price: $1.8182 per Unit

READ THIS AGREEMENT CAREFULLY BEFORE YOU INVEST

The Units (each consisting of one common share, no par value (“Shares”), and one Common Share Purchase Warrant (“Warrant”)) and the common shares issuable upon the exercise of the Warrants (“Warrant Shares”) have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws and may not be offered for sale, sold, transferred, pledged or hypothecated to any person, and the Warrants may not be exercised, in the absence of an effective registration statement covering such securities (or an exemption from such registration) and an opinion of counsel satisfactory to BioTime, Inc. to the effect that such transfer or exercise complies with applicable securities laws.

PURCHASE AGREEMENT

This Agreement is entered into by George Karfunkel (“Purchaser”) and BioTime, Inc., a California corporation (the “Company).

1.           Purchase and Sale of Units.

(a)           Purchaser hereby irrevocably agrees to purchase, and the Company agrees to sell to Purchaser, One Million One Hundred Thousand (1,100,000) Units at the price of $1.8182 per Unit.  Each Unit consists of one common share, no par value (“Share”), of the Company and one Common Share Purchase Warrant (“Warrant”) entitling the holder to purchase, on the terms and conditions set forth in the Warrant Agreement governing the Warrant, one common share, no par value of the Company (“Warrant Share”) for $2.00 per Warrant Share (the “Warrant Price”), subject to adjustment as provided in the Warrant Agreement.  The Shares, Warrants, and Warrant Shares are collectively referred to in this Agreement as the “Securities.”

(b)           This Agreement will become an irrevocable obligation of Purchaser to purchase the number of Units specified in paragraph (a) of this Section 1, at the price of $1.8182 per Unit, when a copy of this Agreement, signed by Purchaser, is countersigned by the Company. Purchaser shall pay the purchase price of the Units by wire transfer to such account of the Company as the Company may specify.  If this Agreement is rejected or not accepted for any reason by the Company, all sums paid by the Purchaser will be promptly returned, without interest or deduction.

(c)           If Purchaser purchases the 1,100,000 Units as provided in paragraph (a) of this Section, by paying the purchase price in full, Purchaser shall have the right, but not the obligation, to purchase from the Company, on or before July 14, 2009, an additional One Million One Hundred Thousand (1,100,000) Units at the price of $1.8182 per Unit.  Purchaser may exercise the right to purchase such additional Units by giving the Company written notice of the exercise of such right (“Exercise Notice”), and by paying the purchase price of such Units in fully by wire transfer to an account specified by the Company, which wire transfer shall be made not later than the first business day after the Purchaser gives the Company the Exercise Notice and the Company provides Purchaser with instructions for wire transfer of the purchase price.  By giving the Exercise Notice specified in this paragraph, Purchaser shall irrevocably agree to purchase 1,100,000 Units at the price of $1.8182 per Unit.

2.           Registration Rights.  Concurrently with the execution and delivery of this Agreement, Purchaser and the Company are entering into a Registration Rights Agreement pursuant to which the Company is agreeing to registered the Securities for sale under the Securities Act of 1933, as amended (the “Act”).

Purchase Agreement

3.           Investment Representations.  Purchaser represents and warrants to the Company that:

(a)            Purchaser has made such investigation of the Company as Purchaser deemed appropriate for determining to acquire (and thereby make an investment in) the Securities.  In making such investigation, Purchaser has had access to such financial and other information concerning the Company as Purchaser requested.  Purchaser has received and read copies of the form of Warrant Agreement, including the form of the Warrant, the form of Registration Rights Agreement, the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2008, a draft copy of the Company’s quarterly report on Form 10-Q for the fiscal quarter and three months ended March 23, 2009, and a copy of each of the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission after March 31, 2009, which together with this Agreement constitute the “Disclosure Documents.”  Purchaser is relying on the information provided in the Disclosure Documents or otherwise communicated to Purchaser in writing by the Company.  Purchaser has not relied on any statement or representations inconsistent with those contained in the Disclosure Documents.  Purchaser has had a reasonable opportunity to ask questions of and receive answers from the executive officers of the Company concerning the Company, and to obtain additional information (including all exhibits listed in the Disclosure Documents), to the extent possessed or obtainable by the Company without unreasonable effort or expense, necessary to verify the information in the Disclosure Documents.  All such questions have been answered to Purchaser’s satisfaction.

(b)            Purchaser understands that the Securities are being offered and sold without registration under the Act, or qualification under the California Corporate Securities Law of 1968, or under the laws of any other states, in reliance upon the exemptions from such registration and qualification requirements for non-public offerings.  Purchaser acknowledges and understands that the availability of the aforesaid exemptions depends in part upon the accuracy of certain of the representations, declarations and warranties made by Purchaser, and the information provided by Purchaser, in this Agreement,  Purchaser is making such representations, declarations and warranties, and is providing such information, with the intent that the same may be relied upon by the Company and its officers and directors in determining Purchaser’s suitability to acquire the Securities.  Purchaser understands and acknowledges that no federal, state or other agency has reviewed or endorsed the offering of the Securities or made any finding or determination as to the fairness of the offering or completeness of the information in the Disclosure Documents.

(c)            Purchaser understands that the Securities may not be offered, sold, or transferred in any manner, and the Warrants may not be exercised, unless subsequently registered under the Act, or unless there is an exemption from such registration available for such offer, sale or transfer.

(d)           Purchaser (or if Purchaser is not a natural person, the officers and directors making the decision on behalf of Purchaser to purchase the Securities) has such knowledge and experience in financial and business matters to enable Purchaser to utilize the information

Purchase Agreement

contained in the Disclosure Documents or otherwise made available to Purchaser to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision.

(e)           Purchaser is acquiring the Securities solely for Purchaser’s own account and for investment purposes, and not with a view to, or for sale in connection with, any distribution of the Securities other than pursuant to an effective registration statement under the Act or unless there is an exemption from such registration available for such offer, sale or transfer, such as SEC Rule 144.

(f)           Purchaser is an “accredited investor,” as such term is defined in Regulation D promulgated under the Act.

(g)           Matters discussed in the Disclosure Documents include matters that may be considered “forward looking” statements within the meaning of Section 27(a) of the Act and Section 21(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which statements Purchaser acknowledges and agrees are not guarantees of future performance and involve a number of risks and uncertainties, and with respect to which the Company makes no representations or warranties.  Purchaser understands that the level of disclosure provided by the Company is less than that which would be provided in a securities offering registered under the Act in reliance on the sophistication and investment experience of Purchaser.

(h)           Purchaser understands that (1) the draft Form 10-Q provided to Purchaser by the Company as part of the Disclosure Documents contains confidential financial information and other confidential information about the Company that has not yet been publicly disclosed by the Company, and therefore may be deemed material non-public information, (2) the Company is providing Purchaser the draft Form 10-Q in confidence, solely to satisfy its disclosure obligations under the Act in connection with the offer and sale of the Securities to Purchaser pursuant to this Agreement, and (3) until such time as the Company files its Form 10-Q with the Securities and Exchange Commission, Purchaser shall not (A) disclose to any other person any of the information contained in the draft Form 10-Q that has not previously been disclosed in a report filed by the Company under the Exchange Act, or (B) purchase or sell any common shares or warrants of the Company other than purchases of the Units pursuant to this Agreement.

4.           Accredited Investor Qualification.  Purchaser qualifies as an “accredited investor” under Regulation D in the following manner.  (Please check or initial all that apply to verify that you qualify as an “accredited investor.”)

X (a)	Purchaser is a natural person whose net worth, or joint net worth with spouse, at the date of purchase exceeds $1,000,000 (including the value of home, home furnishings, and automobiles).

X (b)	Purchaser is a natural person whose individual gross income (excluding that of spouse) exceeded $200,000 in each of the past two calendar years, and who

Purchase Agreement

reasonably expects individual gross income exceeding $200,000 in the current calendar year.

_____ (c)
Purchaser is a natural person whose joint gross income with spouse exceeded $300,000 in each of the past two calendar years, and who reasonably expects joint gross income with spouse exceeding $300,000 in the current calendar year.

_____ (d)
Purchaser is a bank, savings and loan association, broker/dealer, insurance company, investment company, pension plan or other entity defined in Rule 501(a)(1) of Regulation D as promulgated under the Securities Act of 1933 by the Securities and Exchange Commission.

_____ (e)
Purchaser is a trust, and the trustee is a bank, savings and loan association, or other institutional investor as defined in Rule 501(a)(1) of Regulation D as promulgated under the Securities Act of 1933 by the Securities and Exchange Commission.

_____ (f)	Purchaser is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

_____ (g)	Purchaser is a trust, and the grantor (i) has the power to revoke the trust at any time and regain title to the trust assets; and (ii) meets the requirements of items (a) (b), or (c) above.

_____ (h)
Purchaser is a tax-exempt organization described in Section 501(c) (3) of the Internal Revenue Code, or a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring Securities with total assets in excess of $5,000,000.

_____ (i)
The Purchaser is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Securities, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Securities.

_____ (j)	The Purchaser is an entity in which all of the equity owners meet the requirements of at least one of items (a) through (i) above.

5.           Entities.  If Purchaser is a corporation, partnership, limited liability company, trust or other entity, Purchaser represents and warrants that: (a) it is authorized and otherwise duly qualified to purchase and hold the Securities; (b) it has its principal place of business as set forth below; and (c) it has not been formed or reorganized for the specific purpose of acquiring Securities.

Purchase Agreement

6.           Miscellaneous.

(a)            This Agreement shall be governed by, interpreted, construed and enforced in accordance with the laws of the State of California, as such laws are applied to contracts by and among residents of California, and which are to be performed wholly within California.

(b)            The representations and warranties set forth herein shall survive the sale of Securities to Purchaser.

(c)            Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

(d)            Any notice, demand or other communication that any party hereto may be required, or may elect, to give shall be sufficiently given if (i) deposited, postage prepaid, in the United States mail addressed to such address as may be specified under this Agreement, (ii) delivered personally at such address, (iii) delivered to such address by air courier delivery service, or (iv) delivered by electronic mail (email) to such electronic mail address as may be specified under this Agreement.  The address for notice to the Company is: BioTime, Inc., 1301 Harbor Bay Parkway, Suite 100, Alameda, California 94502; Attention: Steven Seinberg, Chief Financial Officer; email; sseinberg@biotimemail.com.  The address for notice of Purchaser is shown in Section 7.  Either party may change its address for notice by giving the other party notice of a new address in the manner provided in this Agreement.  Any notice sent by mail shall be deemed given three days after being deposited in the United States mail, postage paid, and addressed as provided in this Agreement.

(e)            This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

(f)            Except as otherwise provided herein, the Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.  If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

(g)            This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except for those stated or referred to herein.

(h)            This Agreement is not transferable or assignable by the undersigned except as may be provided herein.

Purchase Agreement

7.           Investor Information.

(a)           Name:  George Karfunkel

(b)           Address:  59 Maiden Lane, New York, NY 10038

(c)           email:  ____________________________________________________

(d)           Telephone:  (212) 936-5100

(e)           Social Security Number:
 or Taxpayer Identification Number:   XXX-XX-XXXX

(f)           State of Residence or Principal Place of
Business:    New York

Purchase Agreement

SIGNATURE PAGE FOR PURCHASER

IN WITNESS WHEREOF, the undersigned has entered into this Agreement and hereby agrees to purchase Units for the price stated above and upon the terms and conditions set forth herein.  The undersigned hereby agrees to all of the terms of the Warrant Agreement and Registration Rights Agreement and agrees to be bound by the terms and conditions thereof.

Dated May 13, 2009

                         /s/ George Karfunkel
                                        George Karfunkel

Purchase Agreement

ACCEPTANCE BY COMPANY

The Company hereby agrees to sell to the Purchaser the Units referenced above in reliance upon all the representations, warranties, terms and conditions contained in this Agreement.

IN WITNESS WHEREOF, the undersigned, on behalf of the Company, has executed this acceptance as of the date set forth below.

Dated:  May 13, 2009                                                                                                                 BIOTIME, INC.

By:	/s/ Steven A. Seinberg

Title:	Chief Financial Officer

Purchase Agreement